Exhibit 7

              SECOND AMENDMENT TO EMPLOYMENT TERMINATION AND OPTION
                              TERMINATION AGREEMENT


         Agreement made this 27th day of September 1996, among Salvatore Casaccio ("Casaccio"), A. Joseph Melnick ("Melnick"), Richard Bartlett ("Bartlett") and Childrobics, Inc. (the "Corporation").

         WHEREAS, the parties hereto have previously entered into an agreement entitled "Employment Termination and Option Agreement" as amended (the "Agreement"); and

         WHEREAS, the parties have been unable to satisfy certain of their obligations at the Closing of the Agreement and the parties hereto desire that the Agreement be amended as set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and of the respective promises, representations, warranties and covenants herein contained, the parties hereto do hereby agree as follows:

         1. Section 2(b) of the Agreement is hereby amended as follows: (a) The obligations of the Corporation to transfer to Casaccio, or a corporation of which Casaccio is the sole shareholder, all the assets of the Corporation which are used solely in connection with the operations of the Corporation attributable to the Corporation's playcenter located on Avenue U in Brooklyn, New York and the


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obligations of Casaccio to assume all of the liabilities attributable to the operations at such location, and each and every obligation of the parties with respect to such location as more fully set forth in Section 2(b) of the Agreement shall be performed by the execution and delivery by the parties of (i) an Assignment and Assumption of Lease, (ii) an Assignment and Assumption Agreement, (iii) a Guaranty (of the Corporation's obligations under the Lease) to be executed by Casaccio in favor of the Corporation, and (iv) a Secretary's Certificate confirming the due authorization and execution of the Assignment and Assumption of Lease, promptly following the consent of the landlord with respect to such playcenter to the assignment of the lease.
         (b) The Corporation agrees to reimburse Casaccio or a corporation of which Casaccio is the sole shareholder, to the extent of proceeds, if any, received from pending insurance claims relating to damage and theft occurring at such playcenter, for expenses and losses associated with such damage and theft incurred by Casaccio upon submission of written documentation evidencing such expenses or losses. The Corporation shall not reimburse Casaccio, or the corporation of which Casaccio is the sole shareholder, for damage or loss which was repaired or replaced by the Corporation prior to August 31, 1996, regardless of whether the funds used to fund such repairs or replacement were derived from revenues generated by such playcenter.

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However, it being acknowledged by the Corporation that this playcenter has been operated for the benefit of Casaccio as if the transfer had occurred as of the close of business on August 30, 1996, and to the extent such repairs or replacement were paid by the Corporation from revenues derived from the operation of such playcenter after August 30, 1996, Casaccio shall still be entitled to reimbursement for such repairs or replacements. Any insurance proceeds not remitted to Casaccio, or the corporation of which Casaccio is the sole shareholder, because they are in excess of presented documentation shall be retained to the Corporation.
         (c) In recognition that the Corporation has continued and still continues to receive revenues from credit card charges accepted at the Bayside, Queens, Manhattan and Avenue U playcenters subsequent to August 30, 1996, upon receipt of proceeds from credit card charges accepted at such playcenters arising out of charges after August 30, 1996 such revenues shall be promptly remitted to Casaccio upon receipt of documentation indicating such revenues were derived from charges accepted after August 30, 1996. In addition, upon presentation by Casaccio to the Corporation of documentation indicating that revenues from any of such playcenters was used to pay obligations of the Corporation unrelated to these playcenters, the Corporation shall promptly remit such amounts to Casaccio. To the extent the

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Corporation paid expenses relating to activities subsequent to August 30, 1996,
Casaccio shall remit such amounts to the Corporation, including, without limitation, personnel expenses. Casaccio agrees that any revenues he has received for pre-August 31, 1996 activities shall be promptly remitted to the Corporation.
         2.       Section 2(c) of the Agreement is hereby amended as follows:
At the Closing, subject to the terms and conditions set forth herein, the Corporation shall deliver to Casaccio and Bartlett:

          (a) an assignment of all of the outstanding accounts payable of Fun Station USA of Staten Island, Inc. a/k/a Fun Zones of Staten Island, Inc. ("Fun Station") to the subsidiaries of the Corporation in the form annexed hereto as Exhibit A,

          (b) a limited revocable stock proxy in the form annexed hereto as Exhibit B,

          (c) an executed stock power transferring all of the Corporation's interest in Fun Station (the "Shares"), 50% to each of Casaccio and Bartlett.

         The documents set forth in Sections 2(a) and 2(c) are to be held in escrow by Manuel Rubeo, Esq. (the "Escrow Agent"). The parties acknowledge that the transfer of the Shares is restricted by the terms of a right of first refusal pursuant to a shareholder's agreement with respect to the stock of such corporation (the "Right of First

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Refusal") and that such shares are pledged to the shareholders of such corporation as security under a Note (the "Note").

          (d) The Escrow Agent shall release the documents set forth in Section 2(a) and (c) to Casaccio and Bartlett in the following events:

                  (i) the Escrow Agent shall have received written evidence that the Right of First Refusal has been waived or satisfied by the minority shareholders of Fun Station; and

                  (ii) the Escrow Agent shall have received written evidence that the Note has been waived by the payee, satisfied in whole or in part or reinstated by the payee; or

                  (iii) the Escrow Agent shall have received a court order to release such documents.

         In the event that the conditions in Section 2(d) are satisfied and either Casaccio or Bartlett delivers to the Escrow Agent written instructions to release the stock power from escrow, the Escrow Agent shall provide written notice to the individual at the address first above written who did not send such instruction notifying same that upon the expiration of 15 days from the date of such notice, the Escrow Agent shall release all of the Corporation's interest to the individual who sent such notice unless the Escrow Agent receives written instructions to issue the stock powers to them jointly.

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         3. Unless the documents are released to the Corporation as set forth in
Section 4 herein, Casaccio and Bartlett shall at the Closing, assume the obligations of the Corporation as set forth on the assumption agreement annexed hereto as Exhibit C. Negotiations are presently pending between Casaccio, Bartlett and the other shareholders of Fun Station. In the event that any monies are required to be paid to the Landlord and/or other shareholders of Fun Station as part of these negotiations or settlement of the disputes, the Corporation agrees to advance up to $45,000.00 upon written instructions from Casaccio, Bartlett or either of them and to credit same against the monies due to Casaccio and Bartlett pursuant to the promissory notes to be delivered at the Closing on a pro rata basis.

         4. The Escrow Agent shall return the documents set forth in Section 2(a) and (c) hereof to the Corporation in the following events:

                  (i) If the Corporation is required to pay, pursuant to a judgement by the shareholders of Fun Station or a monetary judgement by the landlord with execution remaining unsatisfied, to either the shareholders of Fun Station or the landlord with respect to the such playcenter, any sum; or

                  (ii) If Casaccio or Bartlett violate the terms of the proxy set forth in Section 2(b); or

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                  (iii) If Fun Station has not entered into, within a period of twenty (20) days following the Closing, a duly authorized and executed agreement with Group Coin Associates, Inc. for a minimum of three years, on substantially the terms set forth in the Group Coin Associates, Inc. standard agreement so long as Fun Station continues to pay Group under the current operating arrangement, during such twenty-day period.

         5. In the event that Casaccio or Bartlett commence a lawsuit on behalf of Fun Station, Casaccio and Bartlett, jointly and severally, agree to advance all fees, including attorney fees in connection with such lawsuit.

         6. All capitalized terms used herein shall have the same meanings as set forth in the Agreement.

         7. The parties hereto agree to take such other actions and to deliver such other documents as may be necessary to effectuate the purposes and agreements set forth herein.


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         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have duly executed this Agreement on the date first above written.

                                   CHILDROBICS, INC.

                                   By: /s/ Salvatore Casaccio
                                       --------------------------
                                       Name: Salvatore Casaccio
                                       Title: President

                                       /s/ Salvatore Casaccio
                                       --------------------------
                                       SALVATORE CASACCIO

                                       /s/ Joseph Melnick
                                       --------------------------
                                       JOSEPH MELNICK

                                       /s/ Richard Bartlett
                                       --------------------------
                                       RICHARD BARTLETT


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